                                                                      EXHIBIT 24
                                                                      ----------
                               POWER OF ATTORNEY

     Each of the undersigned officers and directors of the Registrant hereby constitutes and appoints Vernon R. Loucks, Jr. and Harry M. Jansen Kraemer, Jr. and each of them, his true and lawful attorneys with full power to them and to each of them singly, to sign, in any and all capacities, any and all amendments to this Registration Statement, including post-effective amendments, to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission under the Securities Act.

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities indicated on December 31, 1997.

                    Signature                                          Capacity
                    ---------                                          --------
/s/ Vernon R. Loucks Jr.
----------------------------------------------      Chairman of the Board of Directors, Chief
Vernon R. Loucks Jr.                                Executive Officer and Principal Executive
                                                    Officer



/s/ Harry M. Jansen Kraemer, Jr.
-----------------------------------------------     President and Director
Harry M. Jansen Kraemer, Jr.

/s/ Brian P. Anderson
-----------------------------------------------     Principal Financial Officer
Brian P. Anderson                                   and Principal Accounting Officer


-----------------------------------------------     Director
Walter E. Boomer

/s/ John W. Colloton
------------------------------------------------    Director
John W. Colloton


------------------------------------------------    Director
Susan Crown


/s/ Pei-yuan Chia
------------------------------                     Director
Pei-yuan Chia


/s/ Mary Johnston Evans
------------------------------                     Director
Mary Johnston Evans



------------------------------                     Director
Frank R. Frame



------------------------------                     Director
Martha R. Ingram

/s/ Arnold J. Levine
------------------------------                     Director
Arnold J. Levine

/s/ Monroe E. Trout, M.D.
------------------------------                     Director
Monroe E. Trout, M.D.


------------------------------                     Director
Reed V. Tuckson, M.D.


------------------------------                     Director; and
Fred L. Turner




/s/ George C. St. Laurent, Jr.
---------------------------------                  Director
George C. St. Laurent, Jr.